UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2020

(Exact name of registrant as specified in its charter)

Commission file number: 1-33741

Texas	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-7342
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Common Stock, $.01 par value	AHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.     Results of Operations and Financial Condition.

May 8, 2020, A. H. Belo Corporation (the “Company”) announced its consolidated financial results for the fiscal year ended December 31, 2019.  A copy of the announcement press release is furnished with this report as Exhibit 99.1.

Item 7.01.    Regulation FD Disclosure.

The Company is providing the following update on the filing of its Form 10-Q for the quarter ended March 31, 2020.

As previously reported, the Company extended the original due date of its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”) under the Securities and Exchange Commission’s order dated March 4, 2020 (Release No. 34-88318), as superseded by its order dated March 25, 2020 (Release No. 34-88465) (collectively, the “Order”), due to circumstances related to COVID-19.  The original due date of the 2019 Form 10-K was extended to April 30, 2020 under the Order, and was further extended to May 15, 2020 by the Company’s Form 12b-25 filing on April 29, 2020.  On May 8, 2020, the Company filed its 2019 Form 10-K.

Because of the additional time that was required to finalize the Company’s 2019 Form 10-K, and in light of the continuing impact on the Company of the COVID-19 related factors previously reported, including in its Current Report on Form 8-K filed with the SEC on March 16, 2020, as amended, in its Quarterly Report on Form 10-Q for the period ended September 30, 2019 filed with the SEC on April 14, 2020, and in its 2019 Form 10-K, the Company will be unable to compile and review certain information required in order to permit it to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 by the prescribed date, May 11, 2020.

The SEC’s Order provides, among other things, that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d) is exempt from any requirement to file or furnish certain materials with the Commission, including quarterly and annual reports, where certain conditions are satisfied. One of the conditions is that the report or schedule in question is filed no later than 45 days after the original due date.

The Company is relying on the Order in relation to its Quarterly Report on Form 10-Q for the period ended March 31, 2020, and is furnishing this Current Report on Form 8-K by the original filing deadline of the report.  The Company currently expects to file the Form 10-Q no later than 45 days after May 11, 2020. If necessary, the Company will evaluate its need for an additional extension under Rule 12b-25 at that time, as contemplated by the Order.

The Company included a risk factor under Part I, Item 1A of its 2019 Form 10-K regarding risks presented by the COVID-19 pandemic, on page 12 of that report, which risk factor is incorporated herein by reference.

Forward-Looking Statements

Statements in this Current Report on Form 8-K are “forward-looking statements” as the term is defined under applicable securities laws.  These statements include the anticipated timing of the filing of Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2020 under the Exchange Act; the expected impact of the COVID-19 virus outbreak on the Company’s financial reporting capabilities and its operations generally; and the potential impact of such virus on the Company’s customers, distribution partners, advertisers and production facilities and other third parties. These and other forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those statements. Such risks and uncertainties are, in many instances, beyond the Company’s control. Forward-looking statements, which are presented as of the date of this filing, will not be updated to reflect events or circumstances after the date of this statement except as required by law.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

99.1  Press Release issued by A. H. Belo Corporation on May 8, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 8, 2020	A. H. BELO CORPORATION

	By:	/s/ Katy Murray
Katy Murray
Executive Vice President/Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99.1   Press Release issued by A. H. Belo Corporation on May 8, 2020